UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2016

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor, Newton, Massachusetts		02459
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 4, 2016, Karyopharm Therapeutics Inc. (the “Company”) issued a press release announcing updated results from its Phase 2b STORM study of selinexor (KPT-330). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 4, 2016, the Company issued a press release announcing updated results from an investigator-sponsored Phase 2 SAIL study of selinexor. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 5, 2016, the Company issued a press release announcing updated results from the dose-escalation portion of its ongoing Phase 1b/2 STOMP study of selinexor. A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: December 6, 2016	By:	/s/ Christopher B. Primiano
Christopher B. Primiano Senior Vice President, Operations, Business Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 4, 2016, entitled “Karyopharm Presents Updated Phase 2b STORM Data at the American Society of Hematology 2016 Annual Meeting.”

99.2	Press release dated December 4, 2016, entitled “Karyopharm Presents Updated Phase 2 SAIL Relapsed/Refractory AML Clinical Data at the American Society of Hematology 2016 Annual Meeting.”

99.3	Press release dated December 5, 2016, entitled “Karyopharm Presents Updated Phase 1b STOMP Data at the American Society of Hematology 2016 Annual Meeting.”